Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
December 31, 2016

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 35 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three months ended
	December 31,	September 30,	December 31,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2016	2016	2015	3Q16	4Q15
Net interest income (3)	$747,541	$635,988	$505,336	18%	48%
FTE adjustment	(12,560)	(10,598)	(8,425)	19	49
Net interest income	734,981	625,390	496,911	18	48
Provision for credit losses	74,906	63,805	36,468	17	105
Noninterest income	334,337	302,415	272,215	11	23
Noninterest expense	723,084	712,247	498,766	2	45
Income before income taxes	271,328	151,753	233,892	79	16
Provision for income taxes	59,064	24,749	55,583	139	6
Net income	212,264	127,004	178,309	67	19
Dividends on preferred shares	18,865	18,537	7,972	2	137
Net income applicable to common shares	$193,399	$108,467	$170,337	78%	14%

Net income per common share - diluted	$0.18	$0.11	$0.21	64%	(14)%
Cash dividends declared per common share	0.08	0.07	0.07	14	14
Tangible book value per common share at end of period	6.41	6.48	6.91	(1)	(7)
Number of common shares repurchased	—	—	2,490	—	—
Average common shares - basic	1,085,253	938,578	796,095	16	36
Average common shares - diluted	1,104,358	952,081	810,143	16	36
Ending common shares outstanding	1,085,688	1,084,783	794,929	—	37
Return on average assets	0.84%	0.58%	1.00%
Return on average common shareholders’ equity	8.2	5.4	10.8
Return on average tangible common shareholders’ equity(2)	11.4	7.0	12.4
Net interest margin(3)	3.25	3.18	3.09
Efficiency ratio(4)	65.4	75.0	63.7
Effective tax rate	21.8	16.3	23.8
Average total assets (millions)	$100,367	$86,898	$70,801	15	42
Average earning assets (millions)	91,463	79,687	64,961	15	41
Average loans and leases (millions)	66,405	60,722	49,827	9	33
Average loans and leases - linked quarter annualized growth rate	37.4%	67.7%	6.4%
Average total deposits (millions)	$76,886	$66,502	$55,338	16	39
Average core deposits(5) (millions)	72,070	62,022	51,585	16	40
Average core deposits - linked quarter annualized growth rate	64.8%	78.1%	5.4%
Average shareholders’ equity (millions)	$10,426	$8,994	$6,636	16	57
Average common total shareholders' equity (millions)	9,355	7,972	6,249	17	50
Average tangible common shareholders' equity (millions)	7,080	6,509	5,536	9	28
Total assets at end of period (millions)	99,729	100,765	71,018	(1)	40
Total shareholders’ equity at end of period (millions)	10,281	10,387	6,595	(1)	56

NCOs as a % of average loans and leases	0.26%	0.26%	0.18%
NAL ratio	0.63	0.61	0.74
NPA ratio(6)	0.72	0.72	0.79
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	0.95	0.93	1.19
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.10	1.06	1.33
ACL as a % of NALs	174	174	180
ACL as a % of NPAs	153	148	168
Common equity tier 1 risk-based capital ratio(7)	9.53	9.09	9.79
Tangible common equity / tangible asset ratio(8)	7.14	7.14	7.82
See Notes to the Annual and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Annual Key Statistics(1)
(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in thousands, except as noted)	2016	2015	Amount	Percent
Net interest income(3)	$2,411,726	$1,982,852	$428,874	22%
FTE adjustment	(42,408)	(32,115)	(10,293)	32
Net interest income	2,369,318	1,950,737	418,581	21
Provision for credit losses	190,802	99,954	90,848	91
Noninterest income	1,149,731	1,038,730	111,001	11
Noninterest expense	2,450,072	1,975,908	474,164	24
Income before income taxes	878,175	913,605	(35,430)	(4)
Provision for income taxes	193,053	220,648	(27,595)	(13)
Net Income	685,122	692,957	(7,835)	(1)
Dividends on preferred shares	65,274	31,873	33,401	105
Net income applicable to common shares	$619,848	$661,084	$(41,236)	(6)%

Net income per common share - diluted	$0.67	$0.81	$(0.14)	(17)%
Cash dividends declared per common share	0.29	0.25	0.04	16

Average common shares - basic	904,438	803,412	101,026	13
Average common shares - diluted	918,790	817,129	101,661	12

Return on average assets	0.82%	1.01%
Return on average common shareholders’ equity	8.2	10.7
Return on average tangible common shareholders’ equity(2)	10.2	12.4
Net interest margin(3)	3.16	3.15
Efficiency ratio(4)	67.9	64.5
Effective tax rate	22.0	24.2

Average total assets (millions)	$83,054	$68,560	$14,494	21
Average earning assets (millions)	76,362	63,023	13,340	21
Average loans and leases (millions)	57,454	48,646	8,808	18
Average total deposits (millions)	63,491	53,632	9,859	18
Average core deposits(5) (millions)	59,380	50,121	9,259	18
Average shareholders’ equity (millions)	8,391	6,536	1,855	28
Average common total shareholders' equity (millions)	7,535	6,150	1,385	23
Average tangible common shareholders' equity (millions)	6,242	5,469	773	14

NCOs as a % of average loans and leases	0.19%	0.18%
NAL ratio	0.63	0.74
NPA ratio(6)	0.72	0.79
See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	December 31, 2016, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	December 31,	December 31,
(dollar amounts in thousands, except number of shares)	2016	2015	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,384,770	$847,156	63%
Interest-bearing deposits in banks	58,267	51,838	12
Trading account securities	133,295	36,997	260
Loans held for sale	512,951	474,621	8
Available-for-sale and other securities	15,562,837	8,775,441	77
Held-to-maturity securities	7,806,939	6,159,590	27
Loans and leases(1)	66,961,996	50,341,099	33
Allowance for loan and lease losses	(638,413)	(597,843)	7
Net loans and leases	66,323,583	49,743,256	33
Bank owned life insurance	2,432,086	1,757,668	38
Premises and equipment	815,508	620,540	31
Goodwill	1,992,849	676,869	194
Other intangible assets	402,458	54,978	632
Servicing rights	225,578	189,237	19
Accrued income and other assets	2,077,864	1,630,110	27
Total assets	$99,728,985	$71,018,301	40%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$75,607,717	$55,294,979	37%
Short-term borrowings	3,692,654	615,279	500
Long-term debt	8,309,159	7,041,364	18
Accrued expenses and other liabilities	1,838,008	1,472,073	25
Total liabilities	89,447,538	64,423,695	39

Shareholders' equity
Preferred stock	1,071,227	386,291	177
Common stock	10,886	7,970	37
Capital surplus	9,881,277	7,038,502	40
Less treasury shares, at cost	(27,384)	(17,932)	53
Accumulated other comprehensive loss	(401,016)	(226,158)	77
Retained (deficit) earnings	(253,543)	(594,067)	(57)
Total shareholders’ equity	10,281,447	6,594,606	56
Total liabilities and shareholders’ equity	$99,728,985	$71,018,301	40%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	1,088,641,251	796,969,694
Common shares outstanding	1,085,688,538	794,928,886
Treasury shares outstanding	2,952,713	2,040,808
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares issued	2,702,571	1,967,071
Preferred shares outstanding	1,098,006	398,006

(1)	See pages 5-6 for detail of loans and leases.

(2)	See page 7 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2016		2016		2016		2016		2015

Ending Balances by Type:
Originated loans
Commercial:
Commercial and industrial	$21,631	41%	$21,025	41%	$21,372	41%	$21,254	41%	$20,560	41%
Commercial real estate:
Construction	979	2	934	2	856	2	939	2	1,031	2
Commercial	4,740	9	4,569	8	4,466	7	4,343	8	4,237	8
Commercial real estate	5,719	11	5,503	10	5,322	9	5,282	10	5,268	10
Total commercial	27,350	52	26,528	51	26,694	50	26,536	51	25,828	51
Consumer:
Automobile	9,619	18	9,283	18	10,381	20	9,920	19	9,481	19
Home equity	8,665	16	8,626	17	8,447	17	8,422	17	8,471	17
Residential mortgage	6,717	13	6,591	13	6,377	12	6,082	12	5,998	12
RV and marine finance	166	—	78	—	—	—	—	—	—	—
Other consumer	730	1	718	1	644	1	579	1	563	1
Total consumer	25,897	48	25,296	49	25,849	50	25,003	49	24,513	49
Total originated loans and leases	$53,247	100%	$51,824	100%	$52,543	100%	$51,539	100%	$50,341	100%

Acquired loans (1)
Commercial:
Commercial and industrial	$6,428	47%	$6,643	46%
Commercial real estate:
Construction	467	3	480	3
Commercial	1,115	8	1,273	10
Commercial real estate	1,582	11	1,753	13
Total commercial	8,010	58	8,396	59
Consumer:
Automobile	1,350	10	1,508	10
Home equity	1,441	11	1,494	10
Residential mortgage	1,008	7	1,074	7
RV and marine finance	1,680	12	1,762	12
Other consumer	226	2	246	2
Total consumer	5,705	42	6,084	41
Total acquired loans and leases	$13,715	100%	$14,480	100%

Total loans
Commercial:
Commercial and industrial	$28,059	42%	$27,668	42%	$21,372	41%	$21,254	41%	$20,560	41%
Commercial real estate:
Construction	1,446	2	1,414	2	856	2	939	2	1,031	2
Commercial	5,855	9	5,842	9	4,466	7	4,343	8	4,237	8
Commercial real estate	7,301	11	7,256	11	5,322	9	5,282	10	5,268	10
Total commercial	35,360	53	34,924	53	26,694	50	26,536	51	25,828	51
Consumer:
Automobile	10,969	16	10,791	16	10,381	20	9,920	19	9,481	19
Home equity	10,106	15	10,120	15	8,447	17	8,422	17	8,471	17
Residential mortgage	7,725	12	7,665	12	6,377	12	6,082	12	5,998	12
RV and marine finance	1,846	3	1,840	3	—	—	—	—	—	—
Other consumer	956	1	964	1	644	1	579	1	563	1
Total consumer	31,602	47	31,380	47	25,849	50	25,003	49	24,513	49
Total loans and leases	$66,962	100%	$66,304	100%	$52,543	100%	$51,539	100%	$50,341	100%

(1)	Represents loans from FirstMerit acquisition.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2016		2016		2016		2016		2015
Ending Balances by Business Segment:
Consumer and Business Banking	$17,629	26%	$17,658	27%	$13,811	26%	$13,637	26%	$13,681	27%
Commercial Banking	19,255	29	19,151	29	14,202	27	14,073	27	13,409	27
CREVF	22,491	34	22,043	33	17,800	34	17,412	34	16,864	33
RBHPCG	4,673	7	4,618	7	4,024	8	3,876	8	3,021	6
Home Lending	2,801	4	2,768	4	2,659	5	2,552	5	3,366	7
Treasury / Other	113	—	66	—	47	—	(11)	—	—	—
Total loans and leases	$66,962	100%	$66,304	100%	$52,543	100%	$51,539	100%	$50,341	100%

Average Balances by Business Segment:
Consumer and Business Banking	$17,643	27%	$15,731	26%	$13,730	26%	$13,619	27%	$13,686	28%
Commercial Banking	19,002	29	17,159	28	14,033	27	13,499	27	13,132	26
CREVF	22,224	33	20,699	34	17,554	34	17,023	34	16,494	33
RBHPCG	4,631	7	4,318	8	3,934	8	3,852	7	2,990	6
Home Lending	2,774	4	2,702	4	2,583	5	2,533	5	3,434	7
Treasury / Other	131	—	113	—	98	—	92	—	91	—
Total loans and leases	$66,405	100%	$60,722	100%	$51,932	100%	$50,618	100%	$49,827	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2016		2016		2016		2016		2015

Ending Balances by Type:
Demand deposits - noninterest-bearing	$22,836	30%	$23,426	30%	$16,324	30%	$16,571	30%	$16,480	30%
Demand deposits - interest-bearing	15,676	21	15,730	20	8,412	15	8,174	15	7,682	14
Money market deposits	18,407	24	18,604	24	19,480	34	19,844	35	19,792	36
Savings and other domestic deposits	11,975	16	12,418	16	5,341	10	5,423	10	5,246	9
Core certificates of deposit	2,535	3	2,724	4	1,866	4	2,123	4	2,382	4
Total core deposits	71,429	94	72,902	94	51,423	93	52,135	94	51,582	93
Other domestic deposits of $250,000 or more	394	1	391	1	380	1	424	1	501	1
Brokered deposits and negotiable CDs	3,784	5	3,972	5	3,017	6	2,890	5	2,944	5
Deposits in foreign offices	—	—	140	—	223	—	180	—	268	1
Total deposits	$75,608	100%	$77,405	100%	$55,043	100%	$55,629	100%	$55,295	100%
Total core deposits:
Commercial	$31,887	45%	$32,936	45%	$24,308	47%	$24,543	47%	$24,474	47%
Consumer	39,542	55	39,966	55	27,115	53	27,592	53	27,108	53
Total core deposits	$71,429	100%	$72,902	100%	$51,423	100%	$52,135	100%	$51,582	100%

Ending Balances by Business Segment:
Consumer and Business Banking	$44,861	59%	$45,082	58%	$31,287	57%	$31,502	57%	$30,964	56%
Commercial Banking	15,616	21	16,434	21	10,353	19	11,258	20	11,499	21
CREVF	1,887	2	1,772	2	1,693	3	1,608	3	1,649	3
RBHPCG	8,521	11	8,705	11	7,970	14	7,690	14	7,530	14
Home Lending	639	1	500	1	335	1	334	1	362	—
Treasury / Other(1)	4,084	6	4,912	7	3,405	6	3,237	5	3,291	6
Total deposits	$75,608	100%	$77,405	100%	$55,043	100%	$55,629	100%	$55,295	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2016		2016		2016		2016		2015
Average Balances by Business Segment:
Consumer and Business Banking	$45,109	59%	$38,076	57%	$31,484	57%	$30,985	56%	$30,622	55%
Commercial Banking	16,003	21	13,664	21	10,769	19	11,375	20	11,831	21
CREVF	1,887	2	1,704	3	1,656	3	1,629	3	1,629	3
RBHPCG	8,616	11	8,326	13	7,876	14	7,480	14	7,706	14
Home Lending	606	1	447	1	386	1	316	1	349	1
Treasury / Other(1)	4,665	6	4,285	5	3,243	6	3,194	6	3,201	6
Total deposits	$76,886	100%	$66,502	100%	$55,414	100%	$54,979	100%	$55,338	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2016	2016	2016	2016	2015	3Q16	4Q15
Assets
Interest-bearing deposits in banks	$110	$95	$99	$98	$89	16%	24%
Loans held for sale	2,507	695	571	433	502	261	399
Securities:
Available-for-sale and other securities:
Taxable	13,734	9,785	6,904	6,633	8,099	40	70
Tax-exempt	3,136	2,854	2,510	2,358	2,257	10	39
Total available-for-sale and other securities	16,870	12,639	9,414	8,991	10,356	33	63
Trading account securities	139	49	41	40	39	184	258
Held-to-maturity securities - taxable	5,432	5,487	5,806	6,054	4,148	(1)	31
Total securities	22,441	18,175	15,261	15,085	14,543	23	54
Loans and leases:(1)
Commercial:
Commercial and industrial	27,727	24,957	21,344	20,649	20,186	11	37
Commercial real estate:
Construction	1,413	1,132	881	923	1,108	25	28
Commercial	5,805	5,227	4,345	4,283	4,158	11	40
Commercial real estate	7,218	6,359	5,226	5,206	5,266	13	37
Total commercial	34,945	31,316	26,570	25,855	25,452	12	37
Consumer:
Automobile	10,866	11,402	10,146	9,730	9,286	(5)	17
Home equity	10,101	9,260	8,416	8,441	8,463	9	19
Residential mortgage	7,690	7,012	6,187	6,018	6,079	10	27
RV and marine finance	1,844	915	—	—	—	101	N.R.
Other consumer	959	817	613	547	547	17	75
Total consumer	31,460	29,406	25,362	24,763	24,375	7	29
Total loans and leases	66,405	60,722	51,932	50,618	49,827	9	33
Allowance for loan and lease losses	(614)	(623)	(616)	(604)	(595)	(1)	3
Net loans and leases	65,791	60,099	51,316	50,014	49,232	9	34
Total earning assets	91,463	79,687	67,863	66,234	64,961	15	41
Cash and due from banks	1,538	1,325	1,001	1,013	1,468	16	5
Intangible assets	2,421	1,547	726	730	734	56	230
All other assets	5,559	4,962	4,149	4,223	4,233	12	31
Total assets	$100,367	$86,898	$73,123	$71,596	$70,801	15%	42%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$23,250	$20,033	$16,507	$16,334	$17,174	16%	35%
Demand deposits - interest-bearing	15,294	12,362	8,445	7,776	6,923	24	121
Total demand deposits	38,544	32,395	24,952	24,110	24,097	19	60
Money market deposits	18,618	18,453	19,534	19,682	19,843	1	(6)
Savings and other domestic deposits	12,272	8,889	5,402	5,306	5,215	38	135
Core certificates of deposit	2,636	2,285	2,007	2,265	2,430	15	8
Total core deposits	72,070	62,022	51,895	51,363	51,585	16	40
Other domestic deposits of $250,000 or more	391	382	402	455	426	2	(8)
Brokered deposits and negotiable CDs	4,273	3,904	2,909	2,897	2,929	9	46
Deposits in foreign offices	152	194	208	264	398	(22)	(62)
Total deposits	76,886	66,502	55,414	54,979	55,338	16	39
Short-term borrowings	2,628	1,306	1,032	1,145	524	101	402
Long-term debt	8,594	8,488	7,899	7,202	6,788	1	27
Total interest-bearing liabilities	64,858	56,263	47,838	46,992	45,476	15	43
All other liabilities	1,833	1,608	1,416	1,515	1,515	14	21
Shareholders’ equity	10,426	8,994	7,362	6,755	6,636	16	57
Total liabilities and shareholders’ equity	$100,367	$86,898	$73,123	$71,596	$70,801	15%	42%
N.R. Not relevant.

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands)	2016	2016	2016	2016	2015
Assets
Interest-bearing deposits in banks	$177	$152	$63	$51	$17
Loans held for sale	18,477	6,135	5,546	4,322	5,324
Securities:
Available-for-sale and other securities:
Taxable	83,604	57,572	40,992	39,614	50,582
Tax-exempt	28,245	21,474	21,223	20,030	17,803
Total available-for-sale and other securities	111,849	79,046	62,215	59,644	68,385
Trading account securities	62	71	101	50	106
Held-to-maturity securities - taxable	33,005	33,098	35,420	36,789	25,394
Total securities	144,916	112,215	97,736	96,483	93,885
Loans and leases:
Commercial:
Commercial and industrial	271,715	234,853	188,375	183,930	179,233
Commercial real estate:
Construction	13,172	10,866	8,231	8,198	9,752
Commercial	52,555	47,353	36,763	38,820	35,215
Commercial real estate	65,728	58,219	44,994	47,018	44,967
Total commercial	337,442	293,072	233,369	230,948	224,200
Consumer:
Automobile	97,482	96,585	79,574	76,717	75,323
Home equity	107,637	98,014	87,279	88,072	85,491
Residential mortgage	68,841	63,217	56,509	55,510	55,702
RV and marine finance	26,141	13,102	—	—	—
Other consumer	26,305	22,452	15,673	14,307	12,636
Total consumer	326,406	293,370	239,035	234,606	229,152
Total loans and leases	663,848	586,442	472,404	465,554	453,352
Total earning assets	$827,418	$704,944	$575,749	$566,410	$552,578

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	4,230	3,430	1,939	1,679	1,390
Total demand deposits	4,230	3,430	1,939	1,679	1,390
Money market deposits	11,022	10,945	11,676	11,768	11,545
Savings and other domestic deposits	7,631	4,604	1,442	1,660	1,811
Core certificates of deposit	1,931	2,469	3,938	4,623	5,068
Total core deposits	24,814	21,448	18,995	19,730	19,814
Other domestic deposits of $250,000 or more	379	386	399	460	433
Brokered deposits and negotiable CDs	5,186	4,336	2,861	2,742	1,399
Deposits in foreign offices	51	63	68	86	132
Total deposits	30,430	26,233	22,323	23,018	21,778
Short-term borrowings	2,370	959	913	898	119
Long-term debt	47,077	41,764	36,541	30,269	25,345
Total interest bearing liabilities	79,877	68,956	59,777	54,185	47,242
Net interest income	$747,541	$635,988	$515,972	$512,225	$505,336

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 11 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	December 31,	September 30,	June 30,	March 31,	December 31,
Fully-taxable equivalent basis(1)	2016	2016	2016	2016	2015
Assets
Interest-bearing deposits in banks	0.64%	0.64%	0.25%	0.21%	0.08%
Loans held for sale	2.95	3.53	3.89	3.99	4.24
Securities:
Available-for-sale and other securities:
Taxable	2.43	2.35	2.37	2.39	2.50
Tax-exempt	3.60	3.01	3.38	3.40	3.15
Total available-for-sale and other securities	2.65	2.50	2.64	2.65	2.64
Trading account securities	0.18	0.58	0.98	0.50	1.09
Held-to-maturity securities - taxable	2.43	2.41	2.44	2.43	2.45
Total securities	2.58	2.47	2.56	2.56	2.58
Loans and leases:(3)
Commercial:
Commercial and industrial	3.83	3.68	3.49	3.52	3.47
Commercial real estate:
Construction	3.65	3.76	3.70	3.51	3.45
Commercial	3.54	3.54	3.35	3.59	3.31
Commercial real estate	3.56	3.58	3.41	3.57	3.34
Total commercial	3.78	3.66	3.47	3.53	3.45
Consumer:
Automobile	3.57	3.37	3.15	3.17	3.22
Home equity	4.24	4.21	4.17	4.20	4.01
Residential mortgage	3.58	3.61	3.65	3.69	3.67
RV and marine finance	5.64	5.70	—	—	—
Other consumer	10.91	10.93	10.28	10.02	9.17
Total consumer	4.13	3.97	3.79	3.81	3.74
Total loans and leases	3.95	3.81	3.63	3.67	3.59
Total earning assets	3.60	3.52	3.41	3.44	3.37
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.11	0.11	0.09	0.09	0.08
Total demand deposits	0.04	0.04	0.03	0.03	0.02
Money market deposits	0.24	0.24	0.24	0.24	0.23
Savings and other domestic deposits	0.25	0.21	0.11	0.13	0.14
Core certificates of deposit	0.29	0.43	0.79	0.82	0.83
Total core deposits	0.20	0.20	0.22	0.23	0.23
Other domestic deposits of $250,000 or more	0.39	0.40	0.40	0.41	0.40
Brokered deposits and negotiable CDs	0.48	0.44	0.40	0.38	0.19
Deposits in foreign offices	0.13	0.13	0.13	0.13	0.13
Total deposits	0.23	0.22	0.23	0.24	0.23
Short-term borrowings	0.36	0.29	0.36	0.32	0.09
Long-term debt	2.19	1.97	1.85	1.68	1.49
Total interest-bearing liabilities	0.48	0.49	0.50	0.46	0.41
Net interest rate spread	3.12	3.03	2.91	2.98	2.96
Impact of noninterest-bearing funds on margin	0.13	0.15	0.15	0.13	0.13
Net interest margin	3.25%	3.18%	3.06%	3.11%	3.09%
Commercial Loan Derivative Impact
(Unaudited)

	Average Rates
	2016	2016	2016	2016	2015
Fully-taxable equivalent basis(1)	Fourth	Third	Second	First	Fourth
Commercial loans(2)(3)	3.76%	3.62%	3.40%	3.44%	3.27%
Impact of commercial loan derivatives	0.02	0.04	0.07	0.09	0.18
Total commercial - as reported	3.78%	3.66%	3.47%	3.53%	3.45%

Average 30 day LIBOR	0.59%	0.51%	0.44%	0.43%	0.25%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 11 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands, except per share amounts)	2016	2016	2016	2016	2015
Interest income	$814,858	$694,346	$565,658	$557,251	$544,153
Interest expense	79,877	68,956	59,777	54,185	47,242
Net interest income	734,981	625,390	505,881	503,066	496,911
Provision for credit losses	74,906	63,805	24,509	27,582	36,468
Net interest income after provision for credit losses	660,075	561,585	481,372	475,484	460,443
Service charges on deposit accounts	91,577	86,847	75,613	70,262	72,854
Cards and payment processing income	49,113	44,320	39,184	36,447	37,594
Mortgage banking income	37,520	40,603	31,591	18,543	31,418
Trust services	34,016	28,923	22,497	22,838	25,272
Insurance income	16,486	15,865	15,947	16,225	15,528
Brokerage income	17,014	14,719	14,599	15,502	14,462
Capital markets fees	18,730	14,750	13,037	13,010	13,778
Bank owned life insurance income	17,067	14,452	12,536	13,513	13,441
Gain on sale of loans	24,987	7,506	9,265	5,395	10,122
Securities gains (losses)	(1,771)	1,031	656	—	474
Other income	29,598	33,399	36,187	30,132	37,272
Total noninterest income	334,337	302,415	271,112	241,867	272,215
Personnel costs	359,755	405,024	298,949	285,397	288,861
Outside data processing and other services	88,695	91,133	63,037	61,878	63,775
Equipment	59,666	40,792	31,805	32,576	31,711
Net occupancy	49,450	41,460	30,704	31,476	32,939
Professional services	23,165	47,075	21,488	13,538	13,010
Marketing	21,478	14,438	14,773	12,268	12,035
Deposit and other insurance expense	15,772	14,940	12,187	11,208	11,105
Amortization of intangibles	14,099	9,046	3,600	3,712	3,788
Other expense	91,004	48,339	47,118	39,027	41,542
Total noninterest expense	723,084	712,247	523,661	491,080	498,766
Income before income taxes	271,328	151,753	228,823	226,271	233,892
Provision for income taxes	59,064	24,749	54,283	54,957	55,583
Net income	212,264	127,004	174,540	171,314	178,309
Dividends on preferred shares	18,865	18,537	19,874	7,998	7,972
Net income applicable to common shares	$193,399	$108,467	$154,666	$163,316	$170,337

Average common shares - basic	1,085,253	938,578	798,167	795,755	796,095
Average common shares - diluted	1,104,358	952,081	810,371	808,349	810,143

Per common share
Net income - basic	$0.18	$0.12	$0.19	$0.21	$0.21
Net income - diluted	0.18	0.11	0.19	0.20	0.21
Cash dividends declared	0.08	0.07	0.07	0.07	0.07

Revenue - fully-taxable equivalent (FTE)
Net interest income	$734,981	$625,390	$505,881	$503,066	$496,911
FTE adjustment	12,560	10,598	10,091	9,159	8,425
Net interest income(2)	747,541	635,988	515,972	512,225	505,336
Noninterest income	334,337	302,415	271,112	241,867	272,215
Total revenue(2)	$1,081,878	$938,403	$787,084	$754,092	$777,551

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2016	2016	2016	2016	2015	3Q16	4Q15
Mortgage banking income
Origination and secondary marketing	$22,161	$32,741	$26,862	$18,533	$23,885	(32)%	(7)%
Servicing fees	12,601	11,656	11,010	11,137	11,060	8	14
Amortization of capitalized servicing	(7,582)	(7,681)	(6,673)	(6,405)	(6,655)	(1)	14
Other mortgage banking income	2,862	2,790	2,323	1,672	2,271	3	26
Subtotal	30,042	39,506	33,522	24,937	30,561	(24)	(2)
MSR valuation adjustment(1)	24,981	2,505	(8,300)	(18,329)	5,144	897	386
Net trading gains (losses) related to MSR hedging	(17,503)	(1,408)	6,369	11,935	(4,287)	1,143	308
Total mortgage banking income	$37,520	$40,603	$31,591	$18,543	$31,418	(8)	19
Mortgage originations (in millions)	$1,542	$1,744	$1,600	$936	$1,012	(12)	52
Capitalized mortgage servicing rights(2)	186,213	156,820	134,397	142,094	160,718	19	16
Total mortgages serviced for others (in millions)(2)	18,852	18,631	16,211	16,239	16,168	1	17
MSR % of investor servicing portfolio(2)	0.99%	0.84%	0.83%	0.88%	0.99%	18	—
Net impact of MSR hedging
MSR valuation adjustment(1)	$24,981	$2,505	$(8,300)	$(18,329)	$5,144	897	386
Net trading gains (losses) related to MSR hedging	(17,503)	(1,408)	6,369	11,935	(4,287)	1,143	308
Net gain (loss) of MSR hedging	$7,478	$1,097	$(1,931)	$(6,394)	$857	582	773

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands)	2016	2016	2016	2016	2015
Allowance for loan and lease losses, beginning of period	$616,898	$623,064	$613,719	$597,843	$591,938
Loan and lease losses	(64,809)	(59,268)	(43,545)	(59,692)	(54,961)
Recoveries of loans previously charged off	21,285	19,203	26,790	51,140	33,138
Net loan and lease losses	(43,524)	(40,065)	(16,755)	(8,552)	(21,823)
Provision for loan and lease losses	65,460	53,523	26,086	24,338	28,610
Allowance of assets sold or transferred to loans held for sale	(421)	(19,624)	14	90	(882)
Allowance for loan and lease losses, end of period	638,413	616,898	623,064	613,719	597,843
Allowance for unfunded loan commitments and letters of credit, beginning of period	88,433	73,748	75,325	72,081	64,223
Provision for (reduction in) unfunded loan commitments and letters of credit losses	9,446	10,282	(1,577)	3,244	7,858
Fair value of acquired AULC	—	4,403	—	—	—
Allowance for unfunded loan commitments and letters of credit, end of period	97,879	88,433	73,748	75,325	72,081
Total allowance for credit losses, end of period	$736,292	$705,331	$696,812	$689,044	$669,924
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	0.95%	0.93%	1.19%	1.19%	1.19%
Nonaccrual loans and leases (NALs)	151	153	135	123	161
Nonperforming assets (NPAs)	133	130	127	117	150
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.10%	1.06%	1.33%	1.34%	1.33%
Nonaccrual loans and leases	174	174	151	138	180
Nonperforming assets	153	148	142	131	168

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands)	2016 (2)	2016 (2)	2016	2016	2015
Net charge-offs (recoveries) by loan and lease type:
Originated loans
Commercial:
Commercial and industrial	$14,824	$18,889	$3,702	$6,514	$2,252
Commercial real estate:
Construction	(1,332)	(271)	(377)	(104)	(296)
Commercial	(4,317)	(2,475)	(296)	(17,372)	(3,939)
Commercial real estate	(5,649)	(2,746)	(673)	(17,476)	(4,235)
Total commercial	9,175	16,143	3,029	(10,962)	(1,983)
Consumer:
Automobile	9,378	6,589	4,320	6,770	7,693
Home equity	1,173	2,141	1,078	3,681	4,706
Residential mortgage	1,411	1,726	776	1,647	3,158
RV and marine finance	—	—	—	—	—
Other consumer	12,394	11,265	7,552	7,416	8,249
Total consumer	24,356	21,721	13,726	19,514	23,806
Total originated net charge-offs	$33,531	$37,864	$16,755	$8,552	$21,823

Acquired loans (1)
Commercial:
Commercial and industrial	$850	$336
Commercial real estate:
Construction	—	—
Commercial	157	48
Commercial real estate	157	48
Total commercial	1,007	384
Consumer:
Automobile	3,754	1,180
Home equity	448	483
Residential mortgage	262	2
RV and marine finance	2,182	106
Other consumer	2,340	46
Total consumer	8,986	1,817
Total acquired net charge-offs	$9,993	$2,201

Total loans
Commercial:
Commercial and industrial	$15,674	$19,225	$3,702	$6,514	$2,252
Commercial real estate:
Construction	(1,332)	(271)	(377)	(104)	(296)
Commercial	(4,160)	(2,427)	(296)	(17,372)	(3,939)
Commercial real estate	(5,492)	(2,698)	(673)	(17,476)	(4,235)
Total commercial	10,182	16,527	3,029	(10,962)	(1,983)
Consumer:
Automobile	13,132	7,769	4,320	6,770	7,693
Home equity	1,621	2,624	1,078	3,681	4,706
Residential mortgage	1,673	1,728	776	1,647	3,158
RV and marine finance	2,182	106	—	—	—
Other consumer	14,734	11,311	7,552	7,416	8,249
Total consumer	33,342	23,538	13,726	19,514	23,806
Total net charge-offs	$43,524	$40,065	$16,755	$8,552	$21,823

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2016 (2)	2016 (2)	2016	2016	2015
Net charge-offs (recoveries)—annualized percentages:
Commercial:
Commercial and industrial	0.23%	0.31%	0.07%	0.13%	0.04%
Commercial real estate:
Construction	(0.38)	(0.10)	(0.17)	(0.05)	(0.11)
Commercial	(0.29)	(0.19)	(0.03)	(1.62)	(0.38)
Commercial real estate	(0.30)	(0.17)	(0.05)	(1.34)	(0.32)
Total commercial	0.12	0.21	0.05	(0.17)	(0.03)
Consumer:
Automobile	0.48	0.27	0.17	0.28	0.33
Home equity	0.06	0.11	0.05	0.17	0.22
Residential mortgage	0.09	0.10	0.05	0.11	0.21
RV and marine finance	0.47	0.05	—	—	—
Other consumer	6.14	5.54	4.93	5.17	6.03
Total consumer	0.42	0.32	0.22	0.32	0.39
Net charge-offs as a % of average loans	0.26%	0.26%	0.13%	0.07%	0.18%

(1)	Represents loans from FirstMerit acquisition.

(2)	Amounts presented above exclude write-downs of loans transferred to loans held-for-sale.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands)	2016	2016	2016	2016	2015
Nonaccrual loans and leases (NALs): (1)
Originated NALs
Commercial and industrial	$225,162	$211,669	$289,811	$307,824	$175,195
Commercial real estate	19,565	19,322	23,663	30,801	28,984
Automobile	4,696	4,578	5,049	7,598	6,564
Residential mortgage	83,159	83,916	85,174	90,303	94,560
RV and marine finance	—	—	—	—	—
Home equity	66,033	62,457	56,845	62,208	66,278
Other consumer	—	—	5	—	—
Total nonaccrual loans and leases	398,615	381,942	460,547	498,734	371,581
Other real estate, net:
Residential	23,326	25,912	26,653	23,175	24,194
Commercial	3,404	3,549	2,248	2,957	3,148
Total other real estate, net	26,730	29,461	28,901	26,132	27,342
Other NPAs (2)	6,968	—	376	—	—
Total originated nonperforming assets	$432,313	$411,403	$489,824	$524,866	$398,923

Acquired NALs (5)
Commercial and industrial	$9,022	$9,193
Commercial real estate	943	1,978
Automobile	1,070	199
Residential mortgage	7,343	4,239
RV and marine finance	245	96
Home equity	5,765	6,587
Other consumer	—	—
Total nonaccrual loans and leases	24,388	22,292
Other real estate, net:
Residential	7,606	8,509
Commercial	16,594	33,366
Total other real estate, net	24,200	41,875
Other NPAs (2)	—	—
Total nonperforming assets	$48,588	$64,167

Total NALs
Commercial and industrial	$234,184	$220,862	$289,811	$307,824	$175,195
Commercial real estate	20,508	21,300	23,663	30,801	28,984
Automobile	5,766	4,777	5,049	7,598	6,564
Residential mortgage	90,502	88,155	85,174	90,303	94,560
RV and marine finance	245	96	—	—	—
Home equity	71,798	69,044	56,845	62,208	66,278
Other consumer	—	—	5	—	—
Total nonaccrual loans and leases	423,003	404,234	460,547	498,734	371,581
Other real estate, net:
Residential	30,932	34,421	26,653	23,175	24,194
Commercial	19,998	36,915	2,248	2,957	3,148
Total other real estate, net	50,930	71,336	28,901	26,132	27,342
Other NPAs (2)	6,968	—	376	—	—
Total nonperforming assets	$480,901	$475,570	$489,824	$524,866	$398,923

Nonaccrual loans and leases as a % of total loans and leases	0.63%	0.61%	0.88%	0.97%	0.74%
NPA ratio(3)	0.72	0.72	0.93	1.02	0.79
(NPA+90days)/(Loan+OREO)(4)	0.91	0.92	1.12	1.22	1.00

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands)	2016	2016	2016	2016	2015
Nonperforming assets, beginning of period	$475,570	$489,824	$524,866	$398,923	$381,387
New nonperforming assets	150,368	166,966	74,577	240,707	141,862
Returns to accruing status	(12,630)	(81,086)	(18,648)	(14,289)	(23,199)
Loan and lease losses	(37,410)	(31,500)	(25,420)	(40,465)	(29,394)
Payments	(33,038)	(67,503)	(58,594)	(51,512)	(64,137)
Sales and held-for-sale transfers	(61,959)	(1,131)	(6,957)	(8,498)	(7,596)
Nonperforming assets, end of period	$480,901	$475,570	$489,824	$524,866	$398,923

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets includes certain impaired investment securities.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

(5)	Represents loans from FirstMerit acquisition.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands)	2016	2016	2016	2016	2015
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$18,148	$20,188	$5,616	$8,032	$8,724
Commercial real estate	17,215	21,260	10,799	12,694	9,549
Automobile	10,182	7,871	5,452	5,064	7,162
Residential mortgage (excluding loans guaranteed by the U.S. Government)	15,074	15,664	11,383	11,740	14,082
RV and marine finance	1,462	1,043	—	—	—
Home equity	11,508	12,997	7,579	8,571	9,044
Other consumer	3,895	2,988	1,645	1,868	1,394
Total, excl. loans guaranteed by the U.S. Government	77,484	82,011	42,474	47,969	49,955
Add: loans guaranteed by U.S. Government	51,878	52,665	56,105	57,843	55,835
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$129,362	$134,676	$98,579	$105,812	$105,790

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.12%	0.12%	0.08%	0.09%	0.10%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.08	0.08	0.11	0.11	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19	0.20	0.19	0.21	0.21

Accruing troubled debt restructured loans:
Commercial and industrial	$210,119	$232,740	$232,112	$205,989	$235,689
Commercial real estate	76,844	80,553	85,015	108,861	115,074
Automobile	26,382	27,843	25,892	25,856	24,893
Home equity	269,709 (1)	275,601 (1)	203,047 (2)	204,244 (2)	199,393 (2)
Residential mortgage	242,901	251,529	256,859	259,750	264,666
RV and marine finance	—	—	—	—	—
Other consumer	3,780	4,102	4,522	4,768	4,488
Total accruing troubled debt restructured loans	$829,735	$872,368	$807,447	$809,468	$844,203

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$107,087	$70,179	$77,592	$83,600	$56,919
Commercial real estate	4,507	5,672	6,833	14,607	16,617
Automobile	4,579	4,437	4,907	7,407	6,412
Home equity	28,128 (1)	28,009 (1)	21,145 (2)	23,211 (2)	20,996 (2)
Residential mortgage	59,157	62,027	63,638	68,918	71,640
RV and marine finance	—	—	—	—	—
Other consumer	118	142	142	191	151
Total nonaccruing troubled debt restructured loans	$203,576	$170,466	$174,257	$197,934	$172,735

(1)	Includes TDRs transferred from loans to held-for-sale to loans.

(2)	Excludes TDRs transferred from loans to loans held-for-sale.

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions except per share amounts)	2016	2016	2016	2016	2015
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$10,281	$10,387	$7,507	$7,158	$6,595
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,076)	(1,076)	(971)	(773)	(386)
Accumulated other comprehensive income offset	401	172	134	167	226
Goodwill and other intangibles, net of related taxes	(2,126)	(2,140)	(700)	(703)	(695)
Deferred tax assets that arise from tax loss and credit carryforwards	(21)	(29)	(21)	(29)	(19)
Common equity tier 1 capital	7,459	7,314	5,949	5,820	5,721
Additional tier 1 capital
Shareholders’ preferred equity	1,076	1,076	971	773	386
Qualifying capital instruments subject to phase-out	—	—	—	—	76
Other	(14)	(19)	(14)	(19)	(29)
Tier 1 capital	8,521	8,371	6,906	6,574	6,154
Long-term debt and other tier 2 qualifying instruments	932	1,036	590	611	563
Qualifying allowance for loan and lease losses	736	705	697	689	670
Tier 2 capital	1,668	1,741	1,287	1,300	1,233
Total risk-based capital	$10,189	$10,112	$8,193	$7,874	$7,387
Risk-weighted assets (RWA)(1)	$78,267	$80,513	$60,721	$59,798	$58,420
Common equity tier 1 risk-based capital ratio(1)	9.53%	9.09%	9.80%	9.73%	9.79%
Other regulatory capital data:
Tier 1 leverage ratio(1)	8.67	9.89	9.55	9.29	8.79
Tier 1 risk-based capital ratio(1)	10.89	10.40	11.37	10.99	10.53
Total risk-based capital ratio(1)	13.02	12.56	13.49	13.17	12.64
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	8.89	8.74	9.60	9.49	9.41

(1)	December 31, 2016, figures are estimated and are presented on a Basel III basis, including the standardized approach for calculating risk-weighted assets.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Common stock price, per share
High(1)	$13.640	$10.110	$10.650	$10.810	$11.870
Low(1)	9.570	8.230	8.045	7.830	10.210
Close	13.220	9.860	8.940	9.540	11.060
Average closing price	11.627	9.522	9.831	9.222	11.177
Dividends, per share
Cash dividends declared per common share	$0.08	$0.07	$0.07	$0.07	$0.07
Common shares outstanding
Average - basic	1,085,253	938,578	798,167	795,755	796,095
Average - diluted	1,104,358	952,081	810,371	808,349	810,143
Ending	1,085,688	1,084,783	799,154	796,689	794,929
Tangible book value per common share(2)	$6.41	$6.48	$7.29	$7.12	$6.91
Common share repurchases
Number of shares repurchased	—	—	—	—	2,490
Non-regulatory capital

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2016	2016	2016	2016	2015
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$10,281	$10,387	$7,507	$7,158	$6,595
Less: goodwill	(1,993)	(2,004)	(677)	(677)	(677)
Less: other intangible assets	(402)	(429)	(48)	(51)	(55)
Add: related deferred tax liability(2)	141	150	17	18	19
Total tangible equity	8,027	8,104	6,799	6,448	5,882
Less: preferred equity	(1,071)	(1,071)	(971)	(773)	(386)
Total tangible common equity	$6,956	$7,033	$5,828	$5,675	$5,496
Total assets	$99,729	$100,765	$73,954	$72,645	$71,018
Less: goodwill	(1,993)	(2,004)	(677)	(677)	(677)
Less: other intangible assets	(402)	(429)	(48)	(51)	(55)
Add: related deferred tax liability(2)	141	150	17	18	19
Total tangible assets	$97,475	$98,482	$73,246	$71,935	$70,305
Tangible equity / tangible asset ratio	8.24%	8.23%	9.28%	8.96%	8.37%
Tangible common equity / tangible asset ratio	7.14	7.14	7.96	7.89	7.82
Other data:
Number of employees (Average full-time equivalent)	15,993	14,511	12,363	12,386	12,418
Number of domestic full-service branches(3)	1,115	1,129	772	771	777

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances (2)
		Change from 2015			Change from 2014
(dollar amounts in thousands)	2016	Amount	Percent	2015	Amount	Percent	2014
Assets
Interest-bearing deposits in banks	$100	$10	11%	$90	$5	6%	$85
Loans held for sale	1,054	400	61	654	331	102	323
Securities:
Available-for-sale and other securities:
Taxable	9,278	1,278	16	7,999	1,214	18	6,785
Tax-exempt	2,716	641	31	2,075	646	45	1,429
Total available-for-sale and other securities	11,994	1,919	19	10,074	1,860	23	8,214
Trading account securities	67	21	45	46	—	—	46
Held-to-maturity securities - taxable	5,693	2,181	62	3,513	(99)	(3)	3,612
Total securities	17,754	4,121	30	13,633	1,761	15	11,872
Loans and leases:(1)
Commercial:
Commercial and industrial	23,684	3,950	20	19,734	1,392	8	18,342
Commercial real estate:
Construction	1,088	71	7	1,017	289	40	728
Commercial	4,919	709	17	4,210	(61)	(1)	4,271
Commercial real estate	6,007	780	15	5,227	228	5	4,999
Total commercial	29,691	4,730	19	24,961	1,620	7	23,341
Consumer:
Automobile	10,540	1,780	20	8,760	1,090	14	7,670
Home equity	9,058	564	7	8,494	99	1	8,395
Residential mortgage	6,730	780	13	5,950	327	6	5,623
RV and marine finance	693	693	—	—	—	—	—
Other consumer	742	261	54	481	85	21	396
Total consumer	27,763	4,079	17	23,685	1,601	7	22,084
Total loans and leases	57,454	8,808	18	48,646	3,221	7	45,425
Allowance for loan and lease losses	(614)	(8)	1	(606)	32	(5)	(638)
Net loans and leases	56,840	8,800	18	48,040	3,253	7	44,787
Total earning assets	76,362	13,340	21	63,023	5,318	9	57,705
Cash and due from banks	1,220	(3)	—	1,223	325	36	898
Intangible assets	1,359	656	93	703	125	22	578
All other assets	4,727	509	12	4,217	276	7	3,941
Total assets	$83,054	$14,494	21%	$68,560	$6,076	10%	$62,484
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$19,045	$2,704	17%	$16,342	$2,354	17%	$13,988
Demand deposits - interest-bearing	10,985	4,412	67	6,573	677	11	5,896
Total demand deposits	30,030	7,116	31	22,915	3,031	15	19,884
Money market deposits	19,069	(314)	(2)	19,383	1,466	8	17,917
Savings and other domestic deposits	7,981	2,761	53	5,220	189	4	5,031
Core certificates of deposit	2,300	(303)	(12)	2,603	(712)	(21)	3,315
Total core deposits	59,380	9,259	18	50,121	3,974	9	46,147
Other domestic deposits of $250,000 or more	408	151	59	256	14	6	242
Brokered deposits and negotiable CDs	3,499	746	27	2,753	614	29	2,139
Deposits in foreign offices	204	(297)	(59)	502	127	34	375
Total deposits	63,491	9,859	18	53,632	4,729	10	48,903
Short-term borrowings	1,530	184	14	1,346	(1,415)	(51)	2,761
Long-term debt	8,048	2,463	44	5,585	2,105	60	3,480
Total interest-bearing liabilities	54,024	9,803	22	44,221	3,065	7	41,156
All other liabilities	1,594	133	9	1,461	391	37	1,070
Shareholders’ equity	8,391	1,855	28	6,536	266	4	6,270
Total liabilities and shareholders’ equity	$83,054	$14,494	21%	$68,560	$6,076	10%	$62,484

(1)	Includes nonaccrual loans

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Annual Interest Income / Expense
(dollar amounts in thousands)	2016	2015	2014
Assets
Interest-bearing deposits in banks	$443	$90	$103
Loans held for sale	34,480	23,812	12,728
Securities:
Available-for-sale and other securities:
Taxable	221,782	202,104	171,080
Tax-exempt	90,972	64,637	44,562
Total available-for-sale and other securities	312,754	266,741	215,642
Trading account securities	284	493	421
Held-to-maturity securities - taxable	138,312	86,614	88,724
Total securities	451,350	353,848	304,787
Loans and leases:
Commercial:
Commercial and industrial	878,873	700,139	643,484
Commercial real estate:
Construction	40,467	36,956	31,414
Commercial	175,491	146,526	163,192
Commercial real estate	215,958	183,482	194,606
Total commercial	1,094,831	883,621	838,090
Consumer:
Automobile	350,358	282,379	262,931
Home equity	381,002	340,342	343,281
Residential mortgage	244,077	220,678	213,268
RV and marine finance	39,243
Other consumer	78,737	41,866	28,824
Total consumer	1,093,417	885,265	848,304
Total loans and leases	2,188,248	1,768,886	1,686,394
Total earning assets	$2,674,521	$2,146,636	$2,004,012
Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—
Demand deposits - interest-bearing	11,278	4,278	2,272
Total demand deposits	11,278	4,278	2,272
Money market deposits	45,411	43,406	42,156
Savings and other domestic deposits	15,337	7,340	8,779
Core certificates of deposit	12,961	20,646	26,998
Total core deposits	84,987	75,670	80,205
Other domestic deposits of $250,000 or more	1,624	1,078	1,036
Brokered deposits and negotiable CDs	15,125	4,767	4,728
Deposits in foreign offices	268	659	483
Total deposits	102,004	82,174	86,452
Short-term borrowings	5,140	1,584	2,940
Long-term debt	155,651	80,026	49,929
Total interest-bearing liabilities	262,795	163,784	139,321
Net interest income	$2,411,726	$1,982,852	$1,864,691

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 24 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Yield
(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2016	2015	2014
Assets
Interest-bearing deposits in banks	0.44%	0.10%	0.12%
Loans held for sale	3.27	3.64	3.94
Securities:
Available-for-sale and other securities:
Taxable	2.39	2.53	2.52
Tax-exempt	3.35	3.11	3.12
Total available-for-sale and other securities	2.61	2.65	2.63
Trading account securities	0.42	1.06	0.92
Held-to-maturity securities - taxable	2.43	2.47	2.46
Total securities	2.54	2.60	2.57
Loans and leases:(3)
Commercial:
Commercial and industrial	3.71	3.55	3.51
Commercial real estate:
Construction	3.72	3.63	4.31
Commercial	3.57	3.48	3.82
Commercial real estate	3.60	3.51	3.89
Total commercial	3.69	3.54	3.59
Consumer:
Automobile	3.32	3.22	3.43
Home equity	4.21	4.01	4.09
Residential mortgage	3.63	3.71	3.79
RV and marine finance	5.67	—	—
Other consumer	10.62	8.71	7.30
Total consumer	3.94	3.74	3.84
Total loans and leases	3.81	3.64	3.71
Total earning assets	3.50	3.41	3.47
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—
Demand deposits - interest-bearing	0.10	0.07	0.04
Total demand deposit	0.04	0.02	0.01
Money market deposits	0.24	0.22	0.24
Savings and other domestic deposits	0.19	0.14	0.17
Core certificates of deposit	0.56	0.79	0.81
Total core deposits	0.21	0.22	0.25
Other domestic deposits of $250,000 or more	0.40	0.42	0.43
Brokered deposits and negotiable CDs	0.43	0.17	0.22
Deposits in foreign offices	0.13	0.13	0.13
Total deposits	0.23	0.22	0.25
Short-term borrowings	0.34	0.12	0.11
Long-term debt	1.93	1.43	1.43
Total interest bearing liabilities	0.48	0.37	0.34
Net interest rate spread	3.02	3.04	3.13
Impact of noninterest-bearing funds on margin	0.14	0.11	0.10
Net interest margin	3.16%	3.15%	3.23%

Commercial Loan Derivative Impact
(Unaudited)

	Annual Average Rates
Fully-taxable equivalent basis(1)	2016	2015	2014
Commercial loans(2)(3)	3.63%	3.34%	3.37%
Impact of commercial loan derivatives	0.06	0.20	0.22
Total commercial - as reported	3.69%	3.54%	3.59%

Average 30 day LIBOR	0.49%	0.20%	0.15%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 24 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes the impact of nonacrrual loans.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data(1)
(Unaudited)

	Year Ended December 31,
		Change			Change
(dollar amounts in thousands, except per share amounts)	2016	Amount	Percent	2015	Amount	Percent	2014
Interest income	$2,632,113	$517,592	24%	$2,114,521	$138,059	7%	$1,976,462
Interest expense	262,795	99,011	60	163,784	24,463	18	139,321
Net interest income	2,369,318	418,581	21	1,950,737	113,596	6	1,837,141
Provision for credit losses	190,802	90,848	91	99,954	18,965	23	80,989
Net interest income after provision for credit losses	2,178,516	327,733	18	1,850,783	94,631	5	1,756,152
Service charges on deposit accounts	324,299	43,950	16	280,349	6,608	2	273,741
Cards and payment processing income	169,064	26,349	18	142,715	37,314	35	105,401
Mortgage banking income	128,257	16,404	15	111,853	26,966	32	84,887
Trust services	108,274	2,441	2	105,833	(10,139)	(9)	115,972
Insurance income	64,523	(741)	(1)	65,264	(209)	—	65,473
Brokerage income	61,834	1,629	3	60,205	(8,072)	(12)	68,277
Capital markets fees	59,527	5,911	11	53,616	9,885	23	43,731
Bank owned life insurance income	57,567	5,167	10	52,400	(4,648)	(8)	57,048
Gain on sale of loans	47,153	14,116	43	33,037	11,946	57	21,091
Securities gains (losses)	(84)	(828)	(111)	744	(16,810)	(96)	17,554
Other income	129,317	(3,397)	(3)	132,714	6,710	5	126,004
Total noninterest income	1,149,731	111,001	11	1,038,730	59,551	6	979,179
Personnel costs	1,349,124	226,942	20	1,122,182	73,407	7	1,048,775
Outside data processing and other services	304,743	73,390	32	231,353	18,767	9	212,586
Equipment	164,839	39,882	32	124,957	5,294	4	119,663
Net occupancy	153,090	31,209	26	121,881	(6,195)	(5)	128,076
Professional services	105,266	54,975	109	50,291	(9,264)	(16)	59,555
Marketing	62,957	10,744	21	52,213	1,653	3	50,560
Deposit and other insurance expense	54,107	9,498	21	44,609	(4,435)	(9)	49,044
Amortization of intangibles	30,456	2,589	9	27,867	(11,410)	(29)	39,277
Other expense	225,490	24,935	12	200,555	25,745	15	174,810
Total noninterest expense	2,450,072	474,164	24	1,975,908	93,562	5	1,882,346
Income before income taxes	878,175	(35,430)	(4)	913,605	60,620	7	852,985
Provision for income taxes	193,053	(27,595)	(13)	220,648	55	—	220,593
Net income	685,122	(7,835)	(1)	692,957	60,565	10	632,392
Dividends on preferred shares	65,274	33,401	105	31,873	19	—	31,854
Net income applicable to common shares	$619,848	$(41,236)	(6)%	$661,084	$60,546	10%	$600,538
Average common shares - basic	904,438	101,026	13%	803,412	(16,505)	(2)%	819,917
Average common shares - diluted	918,790	101,661	12	817,129	(15,952)	(2)	833,081
Per common share
Net income - basic	$0.69	$(0.13)	(16)	$0.82	$0.09	12	$0.73
Net income - diluted	0.67	(0.14)	(17)	0.81	0.09	13	0.72
Cash dividends declared	0.29	0.04	16	0.25	0.04	19	0.21
Revenue - fully taxable equivalent (FTE)
Net interest income	$2,369,318	$418,581	21	$1,950,737	$113,596	6	$1,837,141
FTE adjustment	42,408	10,293	32	32,115	4,565	17	27,550
Net interest income (2)	2,411,726	428,874	22	1,982,852	118,161	6	1,864,691
Noninterest income	1,149,731	111,001	11	1,038,730	59,551	6	979,179
Total revenue (2)	$3,561,457	$539,875	18%	$3,021,582	$177,712	6%	$2,843,870

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Annual Mortgage Banking Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands, except as noted)	2016	2015	2014	2013	2012
Mortgage banking income
Origination and secondary marketing	$100,297	$90,272	$57,272	$85,016	$146,845
Servicing fees	46,404	43,342	40,602	43,816	46,177
Amortization of capitalized servicing	(28,341)	(26,679)	(24,102)	(28,746)	(35,908)
Other mortgage banking income	9,647	10,978	14,734	16,206	19,607
Subtotal	128,007	117,913	88,506	116,292	176,721
MSR valuation adjustment(1)	857	(3,608)	(10,734)	35,556	(16,902)
Net trading gains (losses) related to MSR hedging	(607)	(2,452)	7,115	(24,993)	31,273
Total mortgage banking income	$128,257	$111,853	$84,887	$126,855	$191,092

Mortgage originations (in millions)	$5,822	$4,705	$3,558	$4,418	$4,833
Capitalized mortgage servicing rights(2)	186,213	160,718	155,598	162,301	120,747
Total mortgages serviced for others (in millions)(2)	18,852	16,168	15,637	15,239	15,623
MSR % of investor servicing portfolio	0.99%	0.99%	1.00%	1.07%	0.77%

Net impact of MSR hedging
MSR valuation adjustment(1)	$857	$(3,608)	$(10,734)	$35,556	$(16,902)
Net trading gains (losses) related to MSR hedging	(607)	(2,452)	7,115	(24,993)	31,273
Net interest income related to MSR hedging	—	—	—	—	(26)
Net gain (loss) on MSR hedging	$250	$(6,060)	$(3,619)	$10,563	$14,345

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2016	2015	2014	2013	2012
Allowance for loan and lease losses, beginning of period	$597,843	$605,196	$647,870	$769,075	$964,828
Loan and lease losses	(227,314)	(217,881)	(246,601)	(306,316)	(455,200)
Recoveries of loans previously charged off	118,418	130,088	121,974	117,650	112,738
Net loan and lease losses	(108,896)	(87,793)	(124,627)	(188,666)	(342,462)
Provision for loan and lease losses	169,407	88,679	83,082	67,797	155,193
Allowance of assets sold or transferred to loans held for sale	(19,941)	(8,239)	(1,129)	(336)	(8,484)
Allowance for loan and lease losses, end of period	638,413	597,843	605,196	647,870	769,075

Allowance for unfunded loan commitments and letters of credit, beginning of period	72,081	60,806	62,899	40,651	48,456
Provision for (reduction in) unfunded loan commitments and letters of credit losses	21,395	11,275	(2,093)	22,248	(7,805)
Fair value of acquired AULC	4,403	—	—	—	—
Allowance for unfunded loan commitments and letters of credit, end of period	97,879	72,081	60,806	62,899	40,651
Total allowance for credit losses	$736,292	$669,924	$666,002	$710,769	$809,726

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	0.95%	1.19%	1.27%	1.50%	1.89%
Nonaccrual loans and leases (NALs)	151	161	202	201	189
Nonperforming assets (NPAs)	133	150	179	184	173

Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.10%	1.33%	1.40%	1.65%	1.99%
Nonaccrual loans and leases (NALs)	174	180	222	221	199
Nonperforming assets (NPAs)	153	168	197	202	182

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2016 (2)	2015	2014	2013	2012
Net charge-offs by loan and lease type:
Originated Loans
Commercial:
Commercial and industrial	$43,929	$27,924	$32,123	$16,390	$64,248
Commercial real estate:
Construction	(2,084)	(824)	1,171	6,358	8,041
Commercial	(24,460)	(15,719)	(10,538)	18,496	70,388
Commercial real estate	(26,544)	(16,543)	(9,367)	24,854	78,429
Total commercial	17,385	11,381	22,756	41,244	142,677
Consumer:
Automobile	27,057	20,291	17,568	10,537	9,442
Home equity	8,073	19,850	36,947	82,263	116,379
Residential mortgage	5,560	10,126	19,752	27,162	47,923
RV and marine finance	—	—	—	—	—
Other consumer	38,627	26,145	27,604	27,460	26,041
Total consumer	79,317	76,412	101,871	147,422	199,785
Total originated net charge-offs	$96,702	$87,793	$124,627	$188,666	$342,462

Acquired loans (1)
Commercial:
Commercial and industrial	$1,186
Commercial real estate:
Construction	—
Commercial	205
Commercial real estate	205
Total commercial	1,391
Consumer:
Automobile	4,934
Home equity	931
Residential mortgage	264
RV and marine finance	2,288
Other consumer	2,386
Total consumer	10,803
Total acquired net charge-offs	$12,194

Total Loans
Commercial:
Commercial and industrial	$45,115	$27,924	$32,123	$16,390	$64,248
Commercial real estate:
Construction	(2,084)	(824)	1,171	6,358	8,041
Commercial	(24,255)	(15,719)	(10,538)	18,496	70,388
Commercial real estate	(26,339)	(16,543)	(9,367)	24,854	78,429
Total commercial	18,776	11,381	22,756	41,244	142,677
Consumer:
Automobile	31,991	20,291	17,568	10,537	9,442
Home equity	9,004	19,850	36,947	82,263	116,379
Residential mortgage	5,824	10,126	19,752	27,162	47,923
RV and marine finance	2,288	—	—	—	—
Other consumer	41,013	26,145	27,604	27,460	26,041
Total consumer	90,120	76,412	101,871	147,422	199,785
Total net charge-offs	$108,896	$87,793	$124,627	$188,666	$342,462

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.19%	0.14%	0.18%	0.10%	0.40%
Commercial real estate:
Construction	(0.19)	(0.08)	0.16	1.10	1.38
Commercial	(0.49)	(0.37)	(0.25)	0.42	1.35
Commercial real estate	(0.44)	(0.32)	(0.19)	0.49	1.36
Total commercial	0.06	0.05	0.10	0.19	0.66
Consumer:
Automobile	0.30	0.23	0.23	0.19	0.21
Home equity	0.10	0.23	0.44	0.99	1.40
Residential mortgage	0.09	0.17	0.35	0.52	0.92
RV and marine finance	0.33	—	—	—	—
Other consumer	5.53	5.44	6.99	6.30	5.72
Total consumer	0.32	0.32	0.46	0.75	1.08
Net charge-offs as a % of average loans	0.19%	0.18%	0.27%	0.45%	0.85%

(1)	Represents loans from FirstMerit acquisition.

(2)	Amounts presented above exclude write-downs of loans transferred to loans held-for-sale.

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,
(dollar amounts in thousands)	2016	2015	2014	2013	2012
Nonaccrual loans and leases (NALs): (1)
Originated NALs
Commercial and industrial	$225,162	$175,195	$71,974	$56,615	$90,705
Commercial real estate	19,565	28,984	48,523	73,417	127,128
Automobile	4,696	6,564	4,623	6,303	7,823
Residential mortgage	83,159	94,560	96,564	119,532	122,452
RV and marine	—
Home equity	66,033	66,278	78,515	66,169	59,519
Other consumer	—	—	45	20	6
Total nonaccrual loans and leases	398,615	371,581	300,244	322,056	407,633
Other real estate, net:
Residential	23,326	24,194	29,291	23,447	21,378
Commercial	3,404	3,148	5,748	4,217	6,719
Total other real estate, net	26,730	27,342	35,039	27,664	28,097
Other NPAs(2)	6,968	—	2,440	2,440	10,045
Total nonperforming assets (4)	$432,313	$398,923	$337,723	$352,160	$445,775

Acquired NALs (5)
Commercial and industrial	$9,022
Commercial real estate	943
Automobile	1,070
Residential mortgage	7,343
RV and marine	245
Home equity	5,765
Other consumer	—
Total nonaccrual loans and leases	24,388
Other real estate, net:
Residential	7,606
Commercial	16,594
Total other real estate, net	24,200
Other NPAs(2)	—
Total nonperforming assets (4)	$48,588

Total NALs
Commercial and industrial	$234,184	$175,195	$71,974	$56,615	$90,705
Commercial real estate	20,508	28,984	48,523	73,417	127,128
Automobile	5,766	6,564	4,623	6,303	7,823
Residential mortgage	90,502	94,560	96,564	119,532	122,452
RV and marine	245
Home equity	71,798	66,278	78,515	66,169	59,519
Other consumer	—	—	45	20	6
Total nonaccrual loans and leases	423,003	371,581	300,244	322,056	407,633
Other real estate, net:
Residential	30,932	24,194	29,291	23,447	21,378
Commercial	19,998	3,148	5,748	4,217	6,719
Total other real estate, net	50,930	27,342	35,039	27,664	28,097
Other NPAs(2)	6,968	—	2,440	2,440	10,045
Total nonperforming assets (4)	$480,901	$398,923	$337,723	$352,160	$445,775

Nonaccrual loans and leases as a % of total loans and leases	0.63%	0.74%	0.63%	0.75%	1.00%
NPA ratio(3)	0.72	0.79	0.71	0.82	1.09

	December 31,
(dollar amounts in thousands)	2016	2015	2014	2013	2012
Nonperforming assets, beginning of period	$398,923	$337,723	$352,160	$445,775	$590,276
New nonperforming assets	632,618	569,433	431,261	466,122	741,724
Returns to accruing status	(126,653)	(100,928)	(77,241)	(82,112)	(140,714)
Loan and lease losses	(134,795)	(150,432)	(174,737)	(213,138)	(310,979)
Payments	(210,647)	(211,627)	(158,946)	(230,726)	(302,614)
Sales and transfers to held-for-sale	(78,545)	(45,246)	(34,774)	(33,761)	(131,918)
Other	—	—	—	—	—
Nonperforming assets, end of period (3)	$480,901	$398,923	$337,723	$352,160	$445,775

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets represent an investment security backed by a municipal bond.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	Nonaccruing troubled debt restructured loans on page 31 are included in the total nonperforming assets balance.

(5)	Represents loans from FirstMerit acquisition.

Huntington Bancshares Incorporated
Annual Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,
(dollar amounts in thousands)	2016		2015		2014	2013	2012
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$18,148		$8,724		$4,937	$14,562	$26,648
Commercial real estate	17,215		9,549		18,793	39,142	56,660
Automobile	10,182		7,162		5,703	5,055	4,418
Residential mortgage (excluding loans guaranteed by the U.S. Government)	15,074		14,082		33,040	2,469	2,718
RV and marine finance	1,462		—		—	—	—
Home equity	11,508		9,044		12,159	13,983	18,200
Other consumer	3,895		1,394		837	998	1,672
Total, excl. loans guaranteed by the U.S. Government	77,484		49,955		75,469	76,209	110,316
Add: loans guaranteed by U.S. Government	51,878		55,835		55,012	87,985	90,816
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$129,362		$105,790		$130,481	$164,194	$201,132
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.12%		0.10%		0.16%	0.18%	0.27%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.08		0.11		0.12	0.20	0.22
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19		0.21		0.27	0.38	0.49
Accruing troubled debt restructured loans:
Commercial and industrial	$210,119		$235,689		$116,331	$83,857	$76,586
Commercial real estate	76,844		115,074		177,156	204,668	208,901
Automobile	26,382		24,893		26,060	30,781	35,784
Home equity	269,709	(1)	199,393	(2)	252,084	188,266	110,581
Residential mortgage	242,901		264,666		265,084	305,059	290,011
RV and marine finance	—		—		—	—	—
Other consumer	3,780		4,488		4,018	1,041	2,544
Total accruing troubled debt restructured loans	$829,735		$844,203		$840,733	$813,672	$724,407
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$107,087		$56,919		$20,580	$7,291	$19,268
Commercial real estate	4,507		16,617		24,964	23,981	32,548
Automobile	4,579		6,412		4,552	6,303	7,823
Home equity	28,128	(1)	20,996	(2)	27,224	20,715	6,951
Residential mortgage	59,157		71,640		69,305	82,879	84,515
RV and marine finance	—		—		—	—	—
Other consumer	118		151		70	—	113
Total nonaccruing troubled debt restructured loans	$203,576		$172,735		$146,695	$141,169	$151,218

(1)	Includes TDRs transferred from loans to held-for-sale to loans.

(2)	Excludes TDRs transferred from loans to loans held-for-sale.